UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 7, 2018

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE
2 CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)

ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant and zip code)

915-225-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01    Entry into a Material Definitive Agreement; Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2018, Helen of Troy Limited (“the Company”) and Helen of Troy Nevada Corporation, a wholly-owned subsidiary of the Company, entered into the Amended and Restated Employment Agreement (the “Employment Agreement”) with Julien Mininberg, the Company’s Chief Executive Officer, effective March 1, 2019. The Employment Agreement amends and restates the Amended and Restated Employment Agreement previously entered into by the Company, Helen of Troy Nevada Corporation and Mr. Mininberg dated as of January 7, 2016 (the “Existing Agreement”). The Employment Agreement, among other matters, extends the term of his employment and modifies certain of his compensation terms, as described below. The terms of the Employment Agreement were also amended to eliminate all time-based equity awards and provide that all future equity awards are performance-based. The Committee believes that these changes to Mr. Mininberg’s compensation structure further align his potential realizable compensation with Company performance and reflect the Committee’s continued desire to have a substantial portion of total compensation be performance-based for the Company’s named executive officers. The Employment Agreement becomes effective as of March 1, 2019, the first day of our fiscal year 2020. Pursuant to the Employment Agreement, Mr. Mininberg will continue to serve as the Company’s Chief Executive Officer through February 28, 2023, subject to an agreed upon extension or earlier termination by either party (the “Term”). Pursuant to its terms, the Existing Agreement is scheduled to expire on February 28, 2019.

Compensation

Base Salary. The Employment Agreement provides that Mr. Mininberg is eligible to receive an annual base salary of $1,000,000.

Annual Incentive Bonus. The Employment Agreement provides that with respect to fiscal year 2020, and for each annual performance period commencing thereafter during the term, Mr. Mininberg will be eligible for an annual performance bonus (the “Fiscal APB”) payable in cash under the Helen of Troy Limited 2011 Annual Incentive Plan or any successor plan or arrangement (the “2011 Bonus Plan”), targeted at 200% of Mr. Mininberg’s base salary, with the opportunity to earn up to a maximum amount of $3,200,000 and a threshold achievement payout of 100% of his base salary, subject to the adjustments and limitations set forth in the Employment Agreement and the 2011 Bonus Plan. The Fiscal APB will be based on the achievement of performance goals and other terms set forth in the 2011 Bonus Plan and at the sole discretion of the Compensation Committee. No Fiscal APB will be earned or payable and Mr. Mininberg will not be entitled to a bonus with respect to any performance measure if the threshold amount associated with such performance measure is not achieved. Mr. Mininberg will also earn or become vested in any award previously granted pursuant to the 2011 Bonus Plan, subject to the terms and conditions of the Existing Agreement which will be deemed to remain in effect for that purpose.

Long-Term Incentive Compensation. With respect to the three-year performance period beginning fiscal year 2020, and for each three-year performance period thereafter during the term of the Employment Agreement, Mr. Mininberg will be eligible to receive a long-term performance bonus (the “Fiscal LTPB) in the form of an equity incentive award, pursuant to the Helen of Troy Limited 2018 Stock Incentive Plan or any successor plan (the “2018 Stock Plan”) and any award agreement issued thereunder. Pursuant to the Employment Agreement, this award will be in the form of a grant of performance-based restricted shares (“RSAs”). The target equity award for each Fiscal LTPB is $5,200,000. The total Maximum Grant Amount (defined below) is the maximum amount payable as a Fiscal LTPB and will represent 200% of the target award amount. The maximum equity award for each Fiscal LTPB will be the lesser of $10,400,000 or the value of the common shares that may be granted to a participant under the 2018 Stock Plan (the “Maximum Grant Amount”), subject to the limitations set forth in the Employment Agreement and the 2018 Stock Plan. The performance-based RSA grant will have a threshold award of 25% and a target award of 50% of the total performance-based RSAs granted under the 2018 Stock Plan, which is $2,600,000 and $5,200,000, respectively. The Fiscal LTPB will be based on the achievement of performance goals and other terms of the Fiscal LTPB determined at the sole discretion of the Compensation Committee. Mr. Mininberg will not be entitled to a Fiscal LTPB with respect to any performance measure if the threshold amount associated with such performance measure is not achieved. Mr. Mininberg will also continue to be entitled to receive any common shares settled pursuant to any grant of restricted stock units (“RSUs”) pursuant to the Helen of Troy Limited 2008 Stock Incentive Plan (the “2008 Stock Plan”) prior to the effective date of the Employment Agreement, subject to the terms and conditions of the Existing Agreement and such award.

Other Benefits. Under the Employment Agreement, Mr. Mininberg will continue to be eligible to participate in all existing benefit plans and perquisites generally available to the Company’s senior executives.   Mr. Mininberg is

also entitled to participate in various benefit plans available to all employees of the Company, such as a 401k plan (including matching contributions), group medical, group life and group dental insurance, as well as vacation and paid holidays. In addition, the Employment Agreement provides that the Company will pay or reimburse Mr. Mininberg for reasonable travel and other expenses incurred by him in performing his obligations under the Employment Agreement. The Employment Agreement also provides that Mr. Mininberg will be required to have an annual physical at the Company’s expense.

Employment Termination

The Employment Agreement provides for certain payments and benefits upon Mr. Mininberg’s termination of employment, as described below:

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Death or Disability. If Mr. Mininberg’s employment is terminated by reason of death or disability, then he (or his estate) will be entitled to receive (1) any portion of unpaid base salary earned but not yet paid to him as of the date of termination, (2) any unpaid incentive payment earned by Mr. Mininberg with respect to any award under the 2011 Bonus Plan or the 2018 Stock Plan and vested prior to the effective date of termination, (3) a pro rata bonus for the year in which his death or disability occurred, as determined by the Compensation Committee in its reasonable discretion, and (4) any death or disability benefits under the life insurance and disability programs of the Company and its subsidiaries to which he is entitled.

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Termination by Company For Cause or by Mr. Mininberg Other Than For Good Reason. If Mr. Mininberg’s employment is terminated for cause by the Company or other than for Good Reason (as defined in the Employment Agreement) by Mr. Mininberg, then he will be entitled to receive (1) any portion of unpaid base salary earned but not yet paid to him as of the date of termination and (2) any unpaid incentive payment earned by Mr. Mininberg with respect to any award under the 2011 Bonus Plan or the 2018 Stock Plan and vested prior to the effective date of termination.

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Termination by Mr. Mininberg For Good Reason or by Company Other Than For Cause (Not in Connection With a Change of Control). If Mr. Mininberg’s employment is terminated by Mr. Mininberg for Good Reason or by the Company other than for cause, then he will be entitled to receive: (1) any portion of unpaid base salary or other benefit earned but not yet paid to him as of the date of termination (including any unpaid cash or equity incentive payment earned under the 2011 Bonus Plan or the 2018 Stock Plan and vested prior to the effective date of such termination), (2) a cash payment equal to two times Mr. Mininberg’s then-applicable base salary, (3) a pro rata bonus under the 2011 Bonus Plan for the year in which the termination occurred, as determined by the Compensation Committee in its reasonable discretion, (4) a pro rata portion of any installment of time-vesting RSUs issued under the Existing Agreement that would have vested as of the anniversary of the grant date that immediately follows the date of termination, (5) to the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, the continuation of health insurance benefits under COBRA for Mr. Mininberg and his family for a maximum of 18 months after the date of termination or until Mr. Mininberg is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 18 months, and (6) to the extent the aggregate amount or value of the payments upon termination of employment by Mr. Mininberg for Good Reason or by the Company other than for cause is less than $6,000,000, an additional cash payment, if applicable, to achieve an aggregate payment amount or value equal to $6,000,000. All payments and benefits due to Mr. Mininberg, other than any portion of unpaid base salary and any payment or benefit otherwise required by any rule or regulation issued by any state or federal governmental agency, will be contingent upon Mr. Mininberg’s execution of a general release of all claims to the maximum extent permitted by law against the Company, its affiliates and their respective and former directors, employees and agents pursuant to the Employment Agreement.

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Termination by Mr. Mininberg for Good Reason or by Company Other Than For Cause (In Connection With a Change of Control). Under the Employment Agreement, if Mr. Mininberg’s employment is terminated by Mr. Mininberg for Good Reason or by the Company other than for cause within six months prior to, on, or within eighteen months following a change of control, then he will be entitled to receive: (1) any portion of unpaid base salary or other benefit earned but not yet paid to him as of the date of termination (including any unpaid cash or equity incentive payment earned under the 2011 Bonus Plan or the 2018 Stock Plan and vested prior to the effective date of such termination), (2) a cash payment equal to two times: (A) Mr. Mininberg’s then-applicable base salary at the time of the change of control or the date of termination of employment, whichever is higher, plus (B) an amount equal to the target annual incentive under the 2011

Bonus Plan for the performance period in which his employment terminated, payable in a lump sum, (3) a pro rata bonus under the 2011 Bonus Plan for the year in which the termination occurred, as determined by the Compensation Committee in its reasonable discretion, (4) accelerated vesting of all unvested, time-vesting RSUs issued under the Existing Agreement issued pursuant to the 2008 Stock Plan as of the date of termination, (5) accelerated vesting at target of all outstanding, unearned, performance-based RSAs or RSUs issued pursuant to the 2008 and 2018 Stock Plan as of the date of termination, (6)  to the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, the continuation of health insurance benefits under COBRA for Mr. Mininberg and his family for a maximum of 18 months after the date of termination or until Mr. Mininberg is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 18 months, and (7) to the extent the aggregate amount or value of the payments upon termination of employment by Mr. Mininberg for Good Reason or by the Company other than for cause is less than $6,000,000, an additional cash payment, if applicable, to achieve an aggregate payment amount or value equal to $6,000,000.  In the event any outstanding equity awards issued pursuant to the 2018 Stock Plan are not assumed in connection with a change of control, such awards will immediately vest in accordance with the terms of the 2018 Stock Plan. All payments and benefits due to Mr. Mininberg, other than any portion of unpaid base salary and any payment or benefit otherwise required by any rule or regulation issued by any state or federal governmental agency, will be contingent upon Mr. Mininberg’s execution of a general release of all claims to the maximum extent permitted by law against the Company, its affiliates and their respective and former directors, employees and agents pursuant to the Employment Agreement.

Retirement Benefits. Upon the end of the Term, Mr. Mininberg will be entitled to retire and receive: (1) any portion of unpaid base salary or other benefit earned by him up to and including the date of termination (including any unpaid cash or equity incentive payment earned under the 2011 Bonus Plan or the 2018 Stock Plan and vested prior to the effective date of such retirement), (2) continued vesting of any Fiscal LTPB award issued pursuant to the 2018 Stock Plan during the Term and that remains outstanding as of the end of the Term, (3) for him, his spouse and children (to the extent eligible), the right to elect to either continue coverage under the Company’s health plan under COBRA or to receive “Retiree Coverage” under the Company’s health plan until December 2029. In the event a change of control occurs following the end of the Term and while Mr. Mininberg is entitled to receive the foregoing benefits, (i) if any unearned, performance based RSAs are not assumed in full, then in lieu of the continued vesting of the Fiscal LTPB awards, any restrictions on any unearned, performance based RSAs issued under the 2018 Stock Plan that remain outstanding as of the change of control will immediately lapse and be paid out at the target level of performance (or, if higher, the level specified by the terms of the change of control), and (ii) the Company will cause the successor to continue to provide the health benefits described above. If the Company adopts a retirement plan or policy for executive officers, Mr. Mininberg will not be eligible to participate before March 1, 2022. On or after March 1, 2022, Mr. Mininberg may elect to participate and retire under such plan or policy (in lieu of the other retirement benefits provided by the Company) on or after March 1, 2022, but before the end of the Term.

Generally, a change of control will have the same meaning under the Employment Agreement as defined under the 2018 Stock Plan.  There were no material changes to the definitions of “Good Reason” and “Cause” from the Existing Agreement except that the Employment Agreement does not include the non-renewal by the Company of employment in a written agreement as an event constituting “Good Reason.”

Restrictive Covenants

In consideration for the payment and benefits provided under the Employment Agreement, Mr. Mininberg will be subject to reasonable and necessary restrictive covenants to protect the Company, including restrictions on post-termination disclosure of confidential information, competitive activity and solicitation of the Company’s employees, for the twenty-four-month period immediately following the date of termination of Mr. Mininberg’s employment with the Company for any reason.  The Existing Agreement provided that Mr. Mininberg was subject to substantially similar restrictive covenants for an eighteen-month period following the date of his termination.

The foregoing description of the Employment Agreement is a summary and is qualified in its entirety by reference to the text of the Employment Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement among Helen of Troy Nevada Corporation, Helen of Troy Limited and Julien Mininberg, dated November 7, 2018.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: November 7, 2018	/s/ Brian L. Grass
Brian L. Grass
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

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